LEHMAN BROTHERS

Residential Mortgage Finance

COMPUTATIONAL MATERIALS

$[259,500,000] (Approximate) Lehman ABS Corporation Series 2005-1 Class A Notes

Lehman Brothers Holdings Inc. (Seller) Ambac Assurance Corp. (Guarantor)

Contacts
Syndicate Whole Loan Trading ABS Trading Mortgage Finance Structuring	Kevin White / Dan Covello Dan Wallace Chris Estaphan Bob Toppe Gordon Sweely Charles Spero Joe Kelly Brian Lin William Dorado Maxine Wolfowitz Sei-Hyong Park	(212) 526-9519 (212) 526-8315 (212) 526-4496 (212) 526-3709 (212) 526-6870 (212) 526-6870 (212) 526-4274 (212) 526-0876 (212) 526-4005 (212) 526-2751 (212) 526-0203

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman ABS Corporation, Series 2005-1

To Maturity
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (1)	Expected Ratings (Moody’s/Fitch/S&P)

A	$[259,500,000]	Flt – PT	1 m LI	2.61	1–151	9/25/2017	9/25/2034	Aaa / AAA / AAA

To 10% Optional Redemption (“Call”) (2)
Class	Approx. Size	Type	Tsy. BMark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity (1)	Expected Ratings (Moody’s/Fitch/S&P)

A	$[259,500,000]	Flt – PT	1 m LI	2.43	1–72	2/25/2011	9/25/2034	Aaa / AAA / AAA

Pricing Speed
[40]% CPR / [15]% Constant Draw Rate (“CDR”)

(1) The Stated Final Maturity Date with respect to the Notes is the Payment Date six months following the latest possible maturity date of a Mortgage Loan in the Pool which amortizes according to its terms.  On the Stated Final Maturity Date, holders of the Notes will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of the Notes.

(2) The Master Servicer may exercise its right to redeem the Notes when the principal balance of the Notes  is equal to or less than 10% of the Notes  as of the Closing Date.

Summary of Terms

Issuer:	Lehman ABS Corporation, Series 2005-1 (the “Trust”).
Depositor:	Lehman ABS Corporation.
Originator:	GreenPoint Mortgage Funding, Inc. (“Greenpoint”)
Seller:	Lehman Brothers Holdings Inc.
Master Servicer:	Aurora Loan Services, Inc.
Subservicers:	GreenPoint
Indenture Trustee:	LaSalle Bank, N.A.
Owner Trustee:	Wilmington Trust Company
Surety Provider	Ambac Assurance Corp. (“Ambac” or the “Note Insurer”)
Rating Agencies:	Standard & Poor’s (“S&P”), Moody’s Investor Service (“Moody’s”), and Fitch.
Sole Underwriter:	Lehman Brothers Inc.
Expected Pricing Date:	Week of March [ ], 2005.
Expected Closing Date:	March 11, 2005.
Record Date:	The last Business Day immediately preceding the related Payment Date.
Payment Date:	25th of each month, or if such day is not a business day the next succeeding Business Day. (First Payment Date: March 25, 2005).
Cut-off Date:	February 1, 2005
Delay Days:	0 days.
Day Count:	Actual/360.
Interest Accrual:

Interest accrues on the Notes from the last Payment Date  (or in the case of the first Payment Date, the Closing Date) through the day preceding the current Payment Date (such period, the “Accrual Period”).

Collection Period:	The month immediately preceding a Payment Date.

Summary of Terms (continued)

Clearing:	DTC, Euroclear or Clearstream.
Denomination:	Minimum $250,000; increments of $1,000.
SMMEA Eligibility:	The Notes are not expected to be SMMEA eligible.
ERISA Eligibility:	The Class A Notes are expected to be ERISA eligible.
Tax Structure:	REMIC for Federal income tax purposes.
Credit Enhancement:

Ambac will unconditionally guarantee timely payment of interest and ultimate payment of principal of the Class A Notes.

Excess cashflow.

Subordination of lower rated Classes

Overcollateralization, as described herein.

The Note and the Residual Certificates:

The Class A Notes are the subject of these Computational Materials.

The Trust will also issue approximately [$3,358,000] Class M1 Notes and approximately [$3,089,000] Class M2 Notes, as well as three classes of residual certificates: the Class L Certificates, the Class B Certificates and the Class R Certificates.

The Class M1 Notes, the Class M2 Notes and the Residual Certificates are not the subject of these Computational Materials.  Information regarding the Class M1 Notes, the Class M2 Notes and the Residual Certificates is provided only to more fully describe the terms of the Class A Notes.  The Class M1 Notes, the Class M2 Notes and the Residual Certificates will not be registered under the Securities Act of 1933, as amended, or any other securities laws and will be offered and sold only in transactions not requiring registration of these securities under any securities laws.

The HELOCs:

The collateral will consist of adjustable rate, first and second lien home equity lines of credit (“HELOCs”).  Each HELOC adjusts monthly to a rate equal to the Prime Rate plus its margin, subject to a gross cap rate.  All of the HELOCs have passed their first rate adjustment date as of the Cut-off Date.

The aggregate drawn principal balance of the HELOCs as of the Cut-off Date (the “Cut-off Date Balance”) is approximately $268,634,085.

Summary of Terms (continued)

Overcollateralization:

Certain Excess Cashflow will be applied as a payment of principal on the Notes on each Payment Date to maintain the Overcollateralization Amount for the Notes, or to increase it to the Specified Overcollateralization Amount.   The Overcollateralization Amount on the Closing Date will be approximately equal to the Specified Overcollateralization Amount.

The Specified Overcollateralization Amount on any Payment Dates, the amount equal to the greatest of:

(a) 90% of the Principal Balance of Mortgage Loans which are 180 or more days Delinquent as of the close of business of the last day of the related Collection Period plus (i) prior to the Stepdown Date, the greater of (A) [1.00%]of the Initial Pool Balance and (B) the Step-Up Overcollateralization Amount, and (ii) on or after the Stepdown Date the greater of: (A) the lesser of (1) [1.00%]of the Initial Pool Balance and (2) [2.00%]of the Pool Balance as of the current Payment Date and (B) the Step-Up Overcollateralization Amount;

(b) [0.50%]of the Initial Pool Balance; and

(c) the sum of the Principal Balances of the Mortgages Loans with the three largest Principal Balances as of the end of the related Collection Period.  Provided, however, that no reduction in clause (a)(ii) shall occur unless (a) the aggregate cumulative Liquidation Loss Amounts with respect to the Pool as a percentage of the Initial Pool Balance are less than (i) with respect to the first Payment Date to and including the 48th Payment Date, [3.00]% and (ii) with respect to the 49th Payment Date each Payment Date and thereafter, [3.50]% and (iii) the Six Month Rolling Delinquency Rate for such Payment Date is less than [4.25]%.

Stepdown Date:

With respect to the Notes, the later to occur of (a) the 31st Payment Date and (b) the first Payment Date on which the Pool Balance has been reduced to 50% or less of the initial Pool Balance. “Pool Balance” means, as of any date, the aggregate of the principal balances of the HELOCs on such date.

Summary of Terms (continued)

Step-Up Overcollateralization Amount:

If the aggregate cumulative Liquidation Loss Amounts as a percentage of the Initial Pool Balance exceed percentages specified in the Transfer and Servicing Agreement.

The Step-Up Overcollateralization Amount will equal (a) [2.00%] of the Initial Pool Balance, prior to the Stepdown Date and (b) on or after the Stepdown Date, the lesser of (x) [2.00%] of the Initial Pool Balance and (y) [4.00%] of the Pool Balance as of the beginning of the related Collection Period.  Otherwise, the Step-Up Overcollateralization Amount is zero.

Subordination:

The certificates representing the residual interests in the Trust will be subordinated to payments due on the Notes except to the limited extent described herein.  The Class M1 and Class M2 Notes will be subordinated to payment of the Class A Notes.  This subordination provides credit enhancement to the Notes.

Summary of Terms (continued)

Liquidation Loss Amount:

With respect to any Payment Date and Mortgage Loan that became a Liquidated Mortgage Loan during the related Collection Period, the unrecovered portion of the related Principal Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

Maximum Rate:

The Maximum Rate with respect to the Notes on any Payment Date is equal to the product of (x) weighted average of the Interest Rates of the HELOCs, assuming each HELOC is fully indexed, net of (i) the Servicing Fee Rate, (ii) the Owner Trustee Fee Rate and (iii) the product of (1) the Insurer Premium Rate (expressed as a per annum rate) and (2) a fraction, the numerator of which is the principal balance of the Class A Notes immediately before the Payment Date and the denominator of which is the principal balance of the HELOCs at the beginning of the related Collection Period, (y) a fraction, the numerator of which is 30 and the denominator of which is the number of days in the related Accrual Period

Note Rate:	The lesser of (a) the 1 month Libor + [ ] and (b) the Maximum Rate.
Servicing Fee:	0.50% per annum (the “Servicing Fee Rate”) on the aggregate principal balance of the HELOCs, payable monthly at 1/12 of the per annum rate.
Indenture Trustee Fee:	3 days of float.
Owner Trustee Fee:

$3,000 per annum payable monthly in the amount of $250.  The “Owner Trustee Fee Rate” is equal to the percentage obtained by dividing $3,000 by the aggregate principal balance of the HELOCs as of the beginning of the related Collection Period.

Deferred Interest: (“Catch-Up Interest”)

To the extent the applicable Maximum Rate is less than 1 month Libor + [  ] on any Payment Date, the deficiency will be deferred (“Deferred Interest”) and will accrue interest on each subsequent Payment Date at the applicable Note Rate.  Such Deferred Interest will be reimbursed through distributions on following Payment Dates, to the extent of Available Funds as set forth under “Priority of Payments” herein.  The insurance policy will not guarantee the payment of such Deferred Interest on the Class A Notes.

Amortization Periods:	The allocation of principal collections is divided into two distinct periods: the Managed Amortization Period and the Rapid Amortization Period.
Managed Amortization Period:	Begins on the first Payment Date and ends on the earlier of (a) the 180th Payment Date or (b) the Payment Date which immediately precedes a Rapid Amortization Event.
Rapid Amortization Period:	Begins on the Payment Date immediately following the end of the Managed Amortization Period.

Summary of Terms (continued)

Priority of Distributions:

On each Payment Date, the Trustee will make distributions from amounts received in respect of the HELOCs during each Collection Period (net of the Indenture Trustee Fee, the Servicing Fee and the Owner Trustee Fee)  as follows:

(1)

to pay the Note Insurer premium;

(2)

Concurrently, to the Class A Notes, interest at the Class A Note Rate for such payment Date and, during the Managed Amortization Period, to pay the applicable interest on any Additional Balance Advance Amount at the Class A Note Rate for such Payment Date;

(3)

to pay to the Class L Certificates, during the Managed Amortization Period, an amount equal to the Additional Balance Advance Amount in order to reimburse its advance to the Trust of that amount;

(4)

to pay the Class A Principal Distribution Amount due to the Class A Notes;

(5)

to the Class A Notes, as a form of principal, (a) the Charge-Off Amounts incurred during the preceding calendar month and (b) Charge-Off Amounts incurred during previous periods which were not subsequently reimbursed;

(6)

as payment for any other amounts owed to the Note Insurer;

(7)

to the Class M1 Notes, interest at the Class M1 Note Rate for such Payment Date;

(8)

to the Class M2 Notes, interest at the Class M2 Note Rate for such Payment Date;

(9)

to the Class A Notes, any Accelerated Principal Amounts;

(10)

to pay the Class M1 Principal Distribution Amount and Class M1 Accelerated Principal Amounts due to the Class M1 Notes;

(11)

to pay the Class M2 Principal Distribution Amount and Class M2 Accelerated Principal Amounts due to the Class M2 Notes;

(12)

as payment for any other amounts owed to the Subservicers;

(13)

sequentially, to pay to the Class A, Class M1 and Class M2 Notes the current Deferred Interest and any unpaid Deferred Interest from prior Payment Dates at their respective Note Rates;

(14)

to pay the Indenture Trustee reimbursement to the extent provided in the Sale and Servicing Agreement; and

(15)

to pay the remaining amounts to the holders of the Residual Certificates.

Summary of Terms (continued)

Class A Principal Distribution Amount:

Prior to the Stepdown Date or if a Rapid Amortization Event is in effect, the Principal Payment Amount.
On or after the Stepdown Date and if a Rapid Amortization Event is not in effect, the lesser of (a) the excess of (i) the principal balance of the Class A Notes over (ii) the Class A Target Amount and (b) the Principal Payment Amount.

Class A Target Amount:

The lesser of (a) the product of (i) [93.20]% and (ii) Pool Balance at the end of the related Collection Period and (b) the excess if any of (i) Pool Balance at the end of the related Collection Period over (ii) [0.50]% of the Cut-off Date Balance.

Class M1 Principal Distribution Amount:

Prior to the Stepdown Date or if a Rapid Amortization Event is in effect, the Principal Payment Amount as long as the principal balance of the Class A Notes has been reduced to zero.
On or after the Stepdown Date and if a Rapid Amortization Event is not in effect, the lesser of (a) the excess of (i) the principal balance of the Class A and Class M1 Notes over (ii) the Class M1 Target Amount and (b) the Principal Payment Amount after giving effect to payments of principal to the Holders of the Class A Notes.

Class M1 Target Amount:

The lesser of (a) the product of (i) [95.70]% and (ii)Pool Balance at the end of the related Collection Period and (b) the excess if any of (i) Pool Balance at the end of the related Collection Period over (ii) [0.50]% of the Cut-off Date Balance.

Class M2 Principal Distribution Amount:

Prior to the Stepdown Date or if a Rapid Amortization Event is in effect, the Principal Payment Amount as long as the principal balance of the Class A and Class M1 Notes have been reduced to zero.
On or after the Stepdown Date and if a Rapid Amortization Event is not in effect, the lesser of (a) the excess of (i) the principal balance of the Class A, Class M1 and Class M2 Notes over (ii) the Class M2 Target Amount and (b) the Principal Payment Amount after giving effect to payments of principal to the Holders of the Class A Notes and the Class M1 Notes.

Class M2 Target Amount:

The lesser of (a) the product of (i) [98.00]% and (ii) Pool Balance at the end of the related Collection Period and (b) the excess if any of (i) Pool Balance at the end of the related Collection Period over (ii) [0.50]% of the Cut-off Date Balance.

Summary of Terms (continued)

Charge-Off Amount: Charged-Off HELOC: Optional Redemption:

With respect to any Charged-Off HELOC under clause (i) of the definition thereof, the amount of the Principal Balance that has been written down and with respect to any Charged-Off HELOC under clause (ii) of the definition thereof, the entire Principal Balance of such Mortgage Loan minus the Appraised Value of the related Mortgaged Property.

Means (i) a Mortgage Loan with a Principal Balance that has been written down on the related Servicer’s servicing system in accordance with its policies and procedures and (ii) any Mortgage Loan that is more than 180 days past due.

The Master Servicer may exercise its right to repurchase the HELOCs on any Payment Date on or after which the principal balance of the Notes, after giving effect to payments of principal on such Payment Date, declines to 10% or less of the principal balance of the Notes as of the Closing Date.  The first such date is the “Optional Redemption Date”.  The aggregate repurchase price is equal to the greater of (x) the unpaid principal balance of the HELOCS plus accrued interest thereon and  (y) the sum of (1) the principal balance of the Notes and interest due thereon on such Payment Date (2) fees due the Subservicers, the Insurer , the Indenture Trustee and the Owner Trustee on such Payment Date and (3) any reimbursement amount due to the Insurer with respect to prior draws under the policy.  If such an event occurs, holders of the Notes will receive a final distribution on such Payment Date.

Amendments to Credit Line Agreements:

The Subservicers may change the terms of the HELOC agreements at any time provided that such changes (i) do not, as evidenced by an opinion of counsel for the seller, adversely affect the interest of the Noteholders or the Insurer, and (ii) are consistent with prudent business practice.  Such modifications may include increases in the Credit Limit of the related HELOC or change in lien position of the HELOC.

Summary of Terms (continued)

Principal:

Excluding any Rapid Amortization Events, the allocation of principal collections to the Notes are divided into two distinct periods: the Managed Amortization Period and the Rapid Amortization Period.

With respect to each Payment Date, holders of Notes will receive the “Principal Payment Amount,” which shall equal the positive difference between (a) the Maximum Principal Payment minus (b) the “Overcollateralization Reduction Amount”, if any, in each case with respect to such Payment Date.

(A)

During the Managed Amortization Period, the “Maximum Principal Payment” shall equal the “Net Principal Collections” with respect to such Payment Date.

(B)

During the Rapid Amortization Period, the “Maximum Principal Payment” shall equal the Principal Collections with respect to such Payment Date.

(C)

“Principal Collections” shall equal, with respect to any Payment Date, the sum of all payments with respect to principal received on the HELOCs during the related Collection Period.

(D)

“Net Principal Collections” shall equal the positive difference between (x) the Principal Collections with respect to such Payment Date minus (y) the aggregate principal amount of all Additional Balances (draws on the HELOCs) arising during the related Collection Period plus the Additional Balance Advance Amount as of the opening of business on the related Payment Date.

(E)

“Overcollateralization Reduction Amount”, with respect to each Payment Date, shall equal the amount, if any, by which the Overcollateralization Amount would exceed the Specified Overcollateralization Amount, assuming the Maximum Principal Payment Amount is paid on the Notes on such Payment Date.

(F)

“Additional Balance Advance Amount”, with respect to any Payment Date, shall equal (a) the excess, if any, for all prior Payment Dates during the Managed Amortization Period of (i) the aggregate principal amount of all Additional Balances for a payment Date over (ii) Principal Collections with respect to such Payment Date minus (b) amounts paid on previous Payment Dates in respect of any Additional Balance Advance Amount.

Accelerated Principal Amounts:

On any Payment Date where excess cashflow exists, all or a portion of such amount will be distributed to pay principal on the Notes to the extent required to maintain or increase the Overcollateralization Amount to the Specified Overcollateralization Amount.

Summary of Terms (continued)

Rapid Amortization Event:

(i)

A default in the payment of any interest, principal, or installment of principal on the Notes, and such default continues for a period of five Business Days;

(ii)

The failure on the part of the Trust, the Depositor, the Seller, any Subservicer or the Master Servicer to perform any of its other material obligations under the Transfer and Servicing Agreement, the Trust Agreement, the Indenture or certain other material agreements, which failure materially and adversely affects the interests of the Noteholders or the Insurer and continues unremedied for 60 days;

(iii)

The occurrence of certain events of bankruptcy, insolvency or receivership relating to the Trust, the Seller, the depositor, the Master Servicer or any of their affiliates or subsidiaries;

(iv)

The Trust becomes subject to regulation as an “investment company,” as such term is defined in the Investment Company Act of 1940;

(v)

Cumulative draws made under the Policy exceed 1% of the Cut-off Date Balance; or

(vi)

An Event of Servicing Termination, as defined in the Indenture, has occurred.

Servicing:

The Subservicers:

(1)

pay all out-of-pocket expenses to service the HELOCs; and

(2)

will receive the Servicing Fee plus all assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, as additional servicing compensation.

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws

(Assumes 10% Optional Termination)

% CPR		30%			35%			40%			45%			50%
Constant Draw Rate (% CDR)	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.
10%	3.25	1 – 95	1/25/2013	2.61	1 – 78	8/25/2011	2.13	1 – 65	7/25/2010	1.78	1 - 56	10/25/2009	1.49	1 - 48	2/25/2009
15%	3.84	1 – 106	12/25/2013	3.01	1 – 86	4/25/2012	2.43	1 – 72	2/25/2011	2.00	1 – 61	3/25/2010	1.66	1 - 53	7/25/2009
20%	4.66	1 – 121	3/25/2015	3.56	1 - 96	2/25/2013	2.81	1 - 79	9/25/2011	2.27	1 – 67	9/25/2010	1.86	1 – 57	11/25/2009

 (1)  The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of the Notes.  Assumes a Closing Date of March 11, 2005.

LEHMAN BROTHERS

Residential Mortgage Finance

Weighted Average Life (1) and Maturity

Sensitivity of the Notes to Payments and Draws (continued)

(Assumes No Optional Termination)

% CPR		30%			35%			40%			45%			50%
Constant Draw Rate (% CDR)	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.	WAL (yrs)	Window (months)	Expected Final Mat.
10%	3.50	1 - 170	4/25/2019	2.81	1 - 168	2/25/2019	2.31	1 - 140	10/25/2016	1.92	1 – 119	1/25/2015	1.61	1 - 102	8/25/2013
15%	4.10	1 – 197	7/25/2021	3.23	1 – 169	3/25/2019	2.61	1 – 151	9/25/2017	2.14	1 – 126	8/25/2015	1.78	1 – 107	1/25/2014
20%	4.95	1 – 226	12/25/2023	3.80	1 – 187	9/25/2020	3.00	1 - 168	2/25/2019	2.42	1 – 137	7/25/2016	1.99	1 – 115	9/25/2014

(1)  The weighted average life of the Notes is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of the Notes.  Assumes a Closing Date of March 11, 2005.

LEHMAN BROTHERS

Residential Mortgage Finance

Maximum Rate Schedule (1)(2)

The Maximum Rate Schedule is shown for the first 60 Distribution Dates.

Month	Maximum Rate (%)	Month	Maximum Rate (%)
1	(3)	31	16.70
2	16.70	32	17.26
3	17.25	33	16.70
4	16.70	34	17.26
5	17.25	35	16.70
6	16.70	36	16.70
7	16.70	37	17.85
8	17.25	38	16.70
9	16.70	39	17.26
10	17.26	40	16.70
11	16.70	41	17.26
12	16.70	42	16.70
13	18.49	43	16.70
14	16.70	44	17.26
15	17.26	45	16.70
16	16.70	46	17.26
17	17.26	47	16.70
18	16.70	48	16.70
19	16.70	49	18.49
20	17.26	50	16.70
21	16.70	51	17.26
22	17.26	52	16.70
23	16.70	53	17.26
24	16.70	54	16.70
25	18.49	55	16.70
26	16.70	56	17.26
27	17.26	57	16.70
28	16.70	58	17.26
29	17.26	59	16.70
30	16.70	60	16.70

(1) Assumes prepayments at 40% CPR and draws at 15% CDR.

(2) Assumes Prime Rate equals 20%.

(3) Not shown since it is artificially high due to the short first interest accrual period on the Notes.

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Total Number of HELOCs	5,334	Occupancy Status
Total Outstanding HELOC Balance	$268,634,085	Owner-Occupied	80.0%
Average Drawn Amount	$50,363	Investment	18.3%
Average Credit Limit	$59,956	Second Home	1.7%
WA Credit Utilization Ratio	84.00%
WA Margin	2.360%	Loan Documentation
WA Life Cap	17.920%	No Income Verification	69.0%
WA Loan Age (months)	11.5	Full	30.4%
WA Remaining Term (months)	189	Limited	0.5%
WA CLTV (based on Credit Limits)	84.52%	No Income/No Asset	0.1%
WA Credit Score	708
WA Junior Mortgage Ratio (Second Liens Only)	21.21%	Loan Purpose
		Cash Out Refinance	56.8%
Lien Position		Purchase	34.8%
First Lien	2.1%	Rate/Term Refinance	8.4%
Second Lien	97.9%
		Geographic Distribution
Property Type		(Other states account individually for less than 4% of the Cut-Off Date Principal Balance)
Single Family	65.4%
PUD	16.7%	California	59.14%
Condo	7.5%	New York	6.01%
2 Family	5.5%	Colorado	4.26%
3 Family	1.6%	Washington	4.06%
4 Family	2.8%
Manufactured Housing	0.5%

Collateral Characteristics
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Outstanding Principal Balances
Principal Balance ($)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
<= -0.01	19	-$85,059.94	-0.03%
0.00	188	0.00	0.00
0.01 - 5,000.00	83	176,399.26	0.07
5,000.01 - 10,000.00	229	2,101,002.39	0.78
10,000.01 - 15,000.00	430	5,398,995.97	2.01
15,000.01 - 20,000.00	429	7,589,623.65	2.83
20,000.01 - 25,000.00	441	10,003,804.91	3.72
25,000.01 - 30,000.00	468	12,882,739.96	4.80
30,000.01 - 35,000.00	336	10,944,583.63	4.07
35,000.01 - 40,000.00	349	13,108,312.03	4.88
40,000.01 - 45,000.00	295	12,563,548.05	4.68
45,000.01 - 50,000.00	297	14,268,185.77	5.31
50,000.01 - 55,000.00	183	9,636,061.32	3.59
55,000.01 - 60,000.00	187	10,780,898.95	4.01
60,000.01 - 65,000.00	142	8,895,375.09	3.31
65,000.01 - 70,000.00	125	8,477,513.69	3.16
70,000.01 - 75,000.00	116	8,480,265.21	3.16
75,000.01 - 80,000.00	82	6,344,025.51	2.36
80,000.01 - 85,000.00	101	8,375,957.97	3.12
85,000.01 - 90,000.00	70	6,154,058.66	2.29
90,000.01 - 95,000.00	73	6,759,267.61	2.52
95,000.01 - 100,000.00	189	18,592,100.27	6.92
100,000.01 - 500,000.00	502	87,186,424.63	32.46
Total:	5,334	$268,634,084.59	100.00%

Minimum:

-$51,281.25

Maximum:

$500,000.00

Weighted Average:

$50,362.60

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Current Interest Rates
Current Loan Rates (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
4.501 - 5.000	5	$352,662.22	0.13%
5.001 - 5.500	83	7,452,908.26	2.77
5.501 - 6.000	285	23,676,918.39	8.81
6.001 - 6.500	523	40,343,424.25	15.02
6.501 - 7.000	614	40,798,569.35	15.19
7.001 - 7.500	519	30,241,073.84	11.26
7.501 - 8.000	662	30,773,000.79	11.46
8.001 - 8.500	756	31,408,328.99	11.69
8.501 - 9.000	846	32,735,626.87	12.19
9.001 - 9.500	504	15,473,914.43	5.76
9.501 - 10.000	319	9,863,092.10	3.67
10.001 - 10.500	152	3,456,568.23	1.29
10.501 - 11.000	56	1,830,368.42	0.68
11.001 - 11.500	10	227,628.45	0.08
Total:	5,334	$268,634,084.59	100.00%

Minimum:

5.000%

Maximum:

11.250%

Weighted Average:

7.585%

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Original Terms to Stated Maturity
Original Term (months)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
169 - 192	4,534	$222,537,065.79	82.84%
289 - 312	799	46,097,018.80	17.16
337 - 360	1	0.00	0.00
Total:	5,334	$268,634,084.59	100.00%

Minimum:

180

Maximum:

360

Weighted Average:

201

Remaining Terms to Stated Maturity
Remaining Term (months)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
97 - 120	31	$1,051,632.53	0.39%
145 - 168	1,552	72,764,214.05	27.09
169 - 192	2,951	148,721,219.21	55.36
217 - 240	10	538,152.71	0.20
265 - 288	267	16,085,363.73	5.99
289 - 312	522	29,473,502.36	10.97
337 - 360	1	0.00	0.00
Total:	5,334	$268,634,084.59	100.00%

Minimum:

111

Maximum:

349

Weighted Average:

189

Loan Age
Loan Age (months)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
1 - 12	4,760	$243,531,203.77	90.66%
13 - 24	527	23,272,820.26	8.66
25 - 36	6	240,275.32	0.09
61 - 72	41	1,589,785.24	0.59
Total:	5,334	$268,634,084.59	100.00%

Minimum:

9.0

Maximum:

70.0

Weighted Average:

11.5

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Combined Loan-to-Value Ratio
Combined Loan-to-Value (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
10.01 - 15.00	2	$148,987.44	0.06%
15.01 - 20.00	4	151,025.02	0.06
20.01 - 25.00	9	1,131,262.44	0.42
25.01 - 30.00	1	97,221.71	0.04
30.01 - 35.00	15	927,228.78	0.35
35.01 - 40.00	15	1,672,115.47	0.62
40.01 - 45.00	18	1,108,372.82	0.41
45.01 - 50.00	20	1,211,418.65	0.45
50.01 - 55.00	35	4,278,170.27	1.59
55.01 - 60.00	61	5,515,079.49	2.05
60.01 - 65.00	76	5,966,420.16	2.22
65.01 - 70.00	129	12,045,624.07	4.48
70.01 - 75.00	187	16,350,644.97	6.09
75.01 - 80.00	425	36,833,219.01	13.71
80.01 - 85.00	281	15,565,205.35	5.79
85.01 - 90.00	2,189	86,034,853.82	32.03
90.01 - 95.00	1,517	61,786,780.88	23.00
95.01 - 100.00	350	17,810,454.24	6.63
Total:	5,334	$268,634,084.59	100.00%

Minimum:

12.09%

Maximum:

100.00%

Weighted Average:

84.52%

Lien Position
Lien Position	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
1st Lien	48	$5,768,440.97	2.15%
2nd Lien	5,286	262,865,643.62	97.85
Total:	5,334	$268,634,084.59	100.00%

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Junior Mortgage Ratio*
Junior Mortgage Ratio (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
0.01 - 10.00	234	$7,575,504.89	2.88%
10.01 - 20.00	3,806	154,585,069.87	58.81
20.01 - 30.00	788	58,697,629.39	22.33
30.01 - 40.00	271	23,516,198.44	8.95
40.01 - 50.00	115	11,416,615.25	4.34
50.01 - 60.00	36	3,627,757.09	1.38
60.01 - 70.00	18	1,862,130.03	0.71
70.01 - 80.00	11	1,068,956.60	0.41
80.01 - 90.00	6	365,782.06	0.14
90.01 - 100.00	1	150,000.00	0.06
Total:	5,286	$262,865,643.62	100.00%

Minimum:

2.22%

Maximum:

93.75%

Weighted Average:

21.21%

*Only represents second liens.

Credit Limit
Credit Limit ($)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
0.01 - 50,000.00	3,205	$81,725,231.07	30.42%
50,000.01 - 100,000.00	1,494	94,801,348.00	35.29
100,000.01 - 150,000.00	265	28,244,048.15	10.51
150,000.01 - 200,000.00	265	37,788,272.28	14.07
200,000.01 - 250,000.00	25	5,049,226.22	1.88
250,000.01 - 300,000.00	58	13,533,099.10	5.04
300,000.01 - 350,000.00	6	1,506,480.93	0.56
350,000.01 - 400,000.00	12	4,247,758.60	1.58
400,000.01 - 450,000.00	1	449,901.37	0.17
450,000.01 - 500,000.00	3	1,288,718.87	0.48
Total:	5,334	$268,634,084.59	100.00%

Minimum:

$6,600.00

Maximum:

$500,000.00

Weighted Average:

$59,956.44

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Credit Limit Utilization Rates
Utilization Rate (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
<= 0.000	210	-$85,058.39	-0.03%
0.001 - 10.000	84	318,786.73	0.12
10.001 - 20.000	46	721,578.01	0.27
20.001 - 30.000	56	1,232,859.73	0.46
30.001 - 40.000	57	2,050,808.98	0.76
40.001 - 50.000	71	3,015,576.26	1.12
50.001 - 60.000	82	3,803,668.41	1.42
60.001 - 70.000	114	6,472,171.76	2.41
70.001 - 80.000	129	7,416,831.12	2.76
80.001 - 90.000	230	13,813,609.06	5.14
90.001 - 100.000	4,255	229,873,252.92	85.57
Total:	5,334	$268,634,084.59	100.00%

Minimum:

-34.47%

Maximum:

100.00%

Average:

84.00%

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Margin
Margin (%)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
<= 0.000	48	$4,734,744.73	1.76%
0.001 - 0.500	132	10,487,124.62	3.90
0.501 - 1.000	374	31,731,229.04	11.81
1.001 - 1.500	597	42,853,226.46	15.95
1.501 - 2.000	574	36,390,309.34	13.55
2.001 - 2.500	648	33,555,666.00	12.49
2.501 - 3.000	742	30,593,243.37	11.39
3.001 - 3.500	635	27,980,280.25	10.42
3.501 - 4.000	757	27,042,198.10	10.07
4.001 - 4.500	418	12,735,279.69	4.74
4.501 - 5.000	255	6,398,613.71	2.38
5.001 - 5.500	118	3,103,922.01	1.16
5.501 - 6.000	36	1,028,247.27	0.38
Total:	5,334	$268,634,084.59	100.00%

Minimum:

0.000%

Maximum:

6.000%

Weighted Average:

2.360%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of Cut-off Date

State (Top 30)
State (Top 30)	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
CA	2,336	$158,866,165.92	59.14%
NY	260	16,138,018.85	6.01
CO	299	11,453,632.10	4.26
WA	277	10,904,352.29	4.06
AZ	341	10,244,870.59	3.81
GA	288	7,994,189.97	2.98
FL	219	7,576,190.73	2.82
OR	151	5,011,598.30	1.87
IL	115	4,597,230.57	1.71
MA	89	4,066,451.49	1.51
NV	108	3,998,822.58	1.49
UT	105	3,887,305.87	1.45
OH	119	3,588,597.66	1.34
MD	64	2,947,690.07	1.10
NC	122	2,778,639.17	1.03
PA	87	2,468,131.21	0.92
VA	56	2,373,453.00	0.88
CT	40	1,812,799.27	0.67
MT	42	1,759,553.28	0.66
ID	55	1,466,403.85	0.55
MI	20	792,696.90	0.30
SC	31	738,733.72	0.27
NM	19	664,437.29	0.25
MO	17	436,288.57	0.16
NH	13	435,460.07	0.16
RI	12	391,771.78	0.15
DC	6	365,207.45	0.14
NJ	8	278,148.34	0.10
DE	5	172,693.01	0.06
NE	6	128,449.11	0.05
Other	24	296,101.58	0.11
Total:	5,334	$268,634,084.59	100.00%

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Occupancy Status
Occupancy Status	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
Primary Home	3,581	$214,776,243.31	79.95%
Investment	1,666	49,257,123.17	18.34
Second Home	87	4,600,718.11	1.71
Total:	5,334	$268,634,084.59	100.00%

Documentation Type
Documentation Type	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
No Income Verification	3,287	$185,453,672.25	69.04%
Full	2,017	81,557,729.01	30.36
Limited	27	1,352,544.16	0.50
No Income/No Asset	2	251,737.14	0.09
Stated	1	18,402.03	0.01
Total:	5,334	$268,634,084.59	100.00%

HELOC Purpose
Loan Purpose	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
Cash Out Refinance	2,311	$152,562,876.26	56.79%
Purchase	2,413	93,502,318.35	34.81
Rate/Term Refinance	609	22,560,890.27	8.40
Construction Permanent	1	7,999.71	0.00
Total:	5,334	$268,634,084.59	100.00%

Property Type
Property Type	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
Single Family	3,296	$175,591,225.60	65.36%
PUD	893	44,978,357.75	16.74
Condo	469	20,168,908.42	7.51
2 Family	332	14,734,807.04	5.49
4 Family	160	7,527,754.61	2.80
3 Family	109	4,229,600.02	1.57
Manufactured Housing	75	1,403,431.15	0.52
Total:	5,334	$268,634,084.59	100.00%

Collateral Characteristics (continued)
Collateral characteristics for the HELOCs are listed below as of the Cut-off Date

Credit Scores
Credit Scores	Number of HELOCs	Principal Balance ($)	% of Cut-off Date Balance
561 - 580	2	$96,735.19	0.04%
601 - 620	4	185,042.20	0.07
621 - 640	137	6,066,548.70	2.26
641 - 660	414	20,617,544.16	7.67
661 - 680	808	41,608,034.49	15.49
681 - 700	1,024	54,851,486.70	20.42
701 - 720	931	50,612,235.67	18.84
721 - 740	759	38,026,413.84	14.16
741 - 760	567	26,160,456.36	9.74
761 - 780	433	19,576,594.65	7.29
781 - 800	214	9,400,284.58	3.50
801 - 820	41	1,432,708.05	0.53
Total:	5,334	$268,634,084.59	100.00%

Minimum:

566

Maximum:

816

Weighted Average:

708